FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                 OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                Investment Company Act file number: 811-3627


                        Greenspring Fund, Incorporated
              (Exact Name of Registrant as Specified in Charter)

                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
              (Address of Principal Executive Offices)(Zip Code)

    Registrant's Telephone Number, including Area Code: (410)823-5353

                       Mr. Charles vK. Carlson, President
                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
                     (Name and address of Agent for Service)

                   Date of fiscal year end: December 31, 2003

                  Date of reporting period: December 31, 2003

Form N-CSR is to be used by management companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct any comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.



Item 1.  Reports to Stockholders.

The Greenspring Fund's Annual Report as transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) is as follows:




                                   GREENSPRING

                                      FUND

                                     (LOGO)



                                  ANNUAL REPORT

                                DECEMBER 31, 2003

                  This report is authorized for distribution
                   only to shareholders who have received a
                    copy of the official Prospectus of the
                          Greenspring Fund, Incorporated.





                                Greenspring Fund


                                                  January 2004

Dear Fellow Shareholders:

     We are happy to report that during the year ended December 31, 2003, the Greenspring Fund generated a total return of 31.3%, resulting in the Fund's best performance year ever. Throughout the year, the Greenspring Fund benefited from the very strong performance of several of our equity investments. In addition, the vast majority of our equity and fixed income investments (primarily consisting of the "busted converts" about which we have written frequently in prior letters) had solidly positive performance during the year. The categories to which the major mutual fund research firms have assigned the Greenspring Fund also posted significantly positive performance. Morningstar's universe of "Moderate Allocation" funds generated a positive return of 20.1% and the Lipper Flexible Portfolio Funds Index gained 23.0%.

     In general, the financial markets had a very strong year, with all major asset classes posting solid gains. Equities, whether they were large-cap or small-cap, growth or value, U.S. or international, generated some of their best performance in years. The S & P 500 Index, the Russell 3000 Index, and the Russell 2000 Index gained 28.7%, 31.1%, and
47.3%, respectively. Bonds also performed well, although a sharp sell-off during the summer months diminished the magnitude of their returns. Fixed income returns ranged from more than 20% for longer duration high-risk bonds (for example, the First Boston High Yield Index had a positive total return of 27.9%) to less than 2% for short-term money market-type investments. Gold and precious metals stocks also turned in very strong performances, an unusual occurrence as these stocks often run contrary to stocks or bonds, or both. Much of the strong performance by gold stocks can be attributed to the steady decline in the value of the U.S. dollar.

     In examining the factors affecting the performance of the Greenspring Fund in 2003, several observations can be made. Overall, the Greenspring Fund's equity investments had significantly stronger performance than the Fund's fixed income investments. As discussed below, we had several securities that provided outsized gains that were either stronger than our positive expectations at the time we purchased the securities, or were achieved in a shorter period of time than we anticipated.

     Our investment in the common shares of Middleby Corporation had the largest impact (a positive one) on the Greenspring Fund's performance. Several times during the year, we pared back the size of our holding in Middleby as the stock price appreciated substantially. While still a very well-managed company with a leading position within the commercial food equipment industry, the investment community has taken notice of the many

                                      1

positive developments at the Company. Its stock price rose from $10.60 per share at the beginning of the year to a price of $40.47 per share at the end of 2003. Middleby's operations performed better than expected, and the Company was able to refinance its debt at sharply lower rates - both developments leading to better than expected earnings and free cash flow.

     Our investment in Middleby Corporation is an example of how our investment philosophy should ideally work. When we purchased the majority of our shares of the Company late in 2001, its stock was very much in the "inefficient" sector of the market, with no research coverage provided by Wall Street. We were able to purchase its common shares at less than ten times expected earnings. Furthermore, we believed "catalysts" existed (a recent management change and a sizable acquisition of an industry peer) that would enable the Company's stock to perform well regardless of the direction of the general stock market. As these catalysts developed, earnings began to grow rapidly, catching the attention of several investment firms that began to recommend the purchase of the stock, helping to further boost its share price. After almost doubling in value during 2002 (a very difficult year for most investors), Middleby's stock price continued its sharp increase during 2003. Its stock now sells for more than 20 times expected earnings. With the sharp increase in the price and valuation, we believe the risk/reward is not nearly as favorable as it was at the beginning of the year, and consequently have reduced our position.

     The second largest impact to the performance of the Greenspring Fund was provided by the Fund's holdings in Calpine Corporation. While losing a relatively small amount of money on our investment in the common shares of Calpine, the Fund gained much more with its investments in the Calpine Capital Trust convertible preferred stock and the Calpine Corporation convertible bonds. The performance of our investments in the securities of this independent power producer has been much more volatile than that of most of our investments, as Calpine had to deal with a difficult capital markets environment for its industry. Fortunately, the capital markets improved and Calpine's management has been able to successfully address many of its near-term refinancing issues during a challenging period for many of its industry peers. Consequently, the market value of Calpine's debt and preferred stock increased substantially during the year.

     The common shares of Wabash National provided the third largest impact (again a positive one) to the performance of the Fund during 2003. Purchased during the fall of 2003, our investment in this manufacturer of truck trailers increased sharply in price in the following months. While the Company's prospects are aided by the improving economy, once again our interest in Wabash was triggered by a company-specific catalyst (a new management team taking over a previously poorly managed company) and an industry catalyst (pent-up demand for truck trailers catching up to oversized purchases of truck rigs several years ago). While the Company's stock price appreciated a bit faster than we expected, its operating fundamentals continue to be quite strong.

                                      2

     The fixed income portion of the portfolio, principally "busted converts," also provided excellent results during 2003, while helping to reduce the volatility of the Greenspring Fund's results. As we have written in past quarterly letters, one of the reasons we have favored busted converts is that there are many possible paths to success when investing in them. The busted converts' strong performance is in large part due to the fact that credit spreads (the difference between the yield on government securities and the yield on corporate securities) narrowed by 50% from the beginning of the year to the end (going from an average spread of 9.8 percentage points to a spread of 4.9 percentage points). Additionally boosting the performance of the busted converts were the numerous early redemptions (typically at a premium to par) of bonds held in the Greenspring Fund, as corporations were able to tap the capital markets and refinance their outstanding debt at lower interest rates. Convertible bonds held by the Fund that were redeemed early by the issuing companies included bonds issued by ASM Lithography, Adaptec Inc., Ameritrade Holdings, CheckFree Corporation, Hyperion Solutions, LSI Logic, Network Associates, ONI Systems, Protein Design Labs, Quantum Corporation, and Sepracor Inc. In addition, several of our busted converts became "un-busted" as the underlying common stocks significantly increased in price, thus pushing up the price of the convertible bond as well, as the ability to convert the bond into common stock became more valuable to investors. Examples of this were the Fund's investments in the zero coupon convertible bonds of Avaya Corporation and Citrix Systems.

     Importantly, in addition to the outsized gains in a handful of securities, the vast majority of the investments in the Greenspring Fund contributed to the positive performance during the year. With the exception of a small investment in the convertible bonds of HEALTHSOUTH Corporation, the securities that did not achieve positive performance had only small losses. Minimizing losses and preserving capital have always been important aspects of our investment philosophy. Clearly, the financial markets were accommodating to the avoidance of losses during 2003. Looking ahead to a year that we anticipate will be more challenging for investors, we believe this aspect of our investment philosophy will be more relevant.

     While reflecting on the factors that influenced the performance of the Greenspring Fund during 2003, I was reminded of a fairly well known treatise about the field of investing, entitled The Loser's Game, written by Charles D. Ellis in 1975. In his commentary, Ellis compares the challenges faced by investment managers to achieve superior relative performance to other aspects of life such as warfare and sports
(tennis and golf principally). He distinguishes between an approach he calls the "Winner's Game" and one called the "Loser's Game" - both approaches are capable of achieving success depending upon the settings and the capabilities of the participants. He draws many observations about these different approaches from a book by Simon Ramo entitled Extraordinary Tennis for the Ordinary Tennis Player. He distinguishes between the style of tennis played by professionals who attempt to win points by aggressively looking for opportunities to drive home winners (the "Winner's Game") and the style used by successful

                                       3

amateur tennis players who win by patiently keeping rallies alive until their opponent makes a mistake and loses the point (the "Loser's Game"). Ramo gathered data by watching professional and amateur tennis matches and found that 80% of the points in expert tennis are "won," while 80% of the points in amateur tennis are won when an opponent "loses" the point by hitting the ball out.

     Ellis categorizes the pursuit of investment success as a Loser's Game in which success is best achieved by patiently making low risk investments and avoiding losses. Some investors (in today's world, mostly hedge fund investors or aggressive growth investors) pursue a Winner's Game strategy by aggressively investing in securities that have the potential of providing outsized gains. However, these gains need to be quite large and/or frequent, as the costly errors that are inherent in that type of investing can be very damaging. Those investors who attempt to play the Winner's Game, but fail, expose themselves to painful losses,such as those experienced by many investors during 2000-2002. The majority of investors would be better served by pursuing a Loser's Game strategy of consistent, low-risk investment decisions. Unfortunately, the thrill of occasionally landing a big winner keeps many investors unproductively attempting to win the Winner's Game.

     Ellis also cites other applications of his theory of the successful approach to playing a Loser's Game. He refers to a treatise on military science, Science and Compromise, by Admiral Samuel Morrison in which Morrison states, "In warfare, mistakes are inevitable. Military decisions are based on estimates of the enemy's strengths and intentions that are usually faulty, and on intelligence that is never complete and often misleading." This description could also be used to describe how investment decisions are made. No matter how much work our analytical staff does in researching a stock or bond, our, and all investors', decisions are always based upon imperfect information and assumptions that may or may not come to fruition. Morrison continues, "Other things being equal, the side that makes the fewest strategic errors wins the war." In the investment world, mistakes are inevitable. At the Greenspring Fund, we have always tried to minimize the number and severity of our mistakes by taking a conservative and critical approach to analyzing financial statements and applying a healthy dose of skepticism to management's intentions and abilities.

     Ellis ends his treatise with several recommendations. He says, "Be sure you are playing your own game. Know your policies very well and play according to them all the time." We believe that this is one of the most important factors in achieving investment success. We addressed this point in our last quarterly letter, where we stressed the importance of remaining true to one's investment philosophy. There are many different successful investment styles. The key to long-term success is to find the style that suits one's personality the best and then adhering to it, through good times and bad. Quoting Ramo's book on successful tennis strategy:
"Every game boils down to doing the things you do best, and doing them over and over again." Admiral Morrison said: "Impose upon the enemy the time and place and conditions for fighting preferred by oneself." In the investment business, this means investing only in those parts of the investment

                                      4

universe that one understands (a point frequently made by Warren Buffett as well). Ellis quotes golf pro Tommy Armour: "Play the shot you've got the greatest chance of playing well." If you are a value investor (like the Greenspring Fund), then do not try to bluff your way through growth investing. Leave that to growth investors who live and breathe that style of investing.

     While we are thrilled with the performance that the Greenspring Fund achieved during 2003, we always try to consciously set aside our emotions and consistently focus on pursuing our long-term goals. Investors should always try to stay unemotional and analytical with their investment decisions, regardless of how good or bad their recent performance has been. Despite achieving gains that were far larger than the Greenspring Fund's historical average, we have not changed our investment philosophy or our desire for steady, consistent performance. To use a baseball analogy, we are still seeking to hit a lot of singles and doubles. We may have connected solidly and hit a home run with last year's performance, but we are still contact hitters patiently waiting for the right pitch before we take a swing at the ball. Sure, we will take home runs when they come, but we will not change our swing to a home run swing because with that comes too many costly strikeouts.

     Looking ahead in 2004, we believe it is doubtful that the strong performance turned in by most asset classes during last year will be repeated. While equities are off to a good start so far this year, we believe the stock market has already discounted a lot of the economic recovery, and that valuations are rather expensive, especially compared to twelve months ago. However, the economy is certainly strengthening and positive economic developments can help to energize stock market investors. One concern of ours is that if the economy continues to improve, the Federal Reserve may start to boost interest rates, after driving them to multiyear lows in an effort to stave off deflationary forces.
Consequently, we are keeping the duration (expected time to maturity) of our bond portfolio quite short.

     During 2004, we will continue to pursue the same goals that we have sought since the founding of the Greenspring Fund in 1983. Utilizing our value style of investing with regard to both stocks and bonds, we will limit our investing to those securities and industries that we understand well, thus attempting to increase the probability of achieving a greater number of investment successes while minimizing the number and severity of our losses. We are determined to continue to provide our fellow Greenspring Fund shareholders with consistent and dependable investment performance over the long term, while keeping the volatility and fluctuations of our returns below that of the market.

                                                  Respectfully,

                                                  /s/Charles vK. Carlson

                                                  Charles vK. Carlson
                                                  President

                                      5



             Growth of a $10,000 Investment in the Greenspring Fund
                            Over the Last Ten Years
                                   (Line Chart)

                                              Morningstar      Morningstar
                Greenspring    Russell          Moderate        High Yield
                   Fund         3000          Allocation           Bond
                  -----        ------         ----------          ------

12/93           $10,000        $10,000         $10,000           $10,000
12/94            10,283         10,019           9,773             9,701
12/95            12,215         13,706          12,288            11,318
12/96            14,981         16,697          14,021            12,861
12/97            18,570         22,003          16,739            14,512
12/98            15,604         27,314          18,957            14,489
12/99            16,016         33,023          20,941            15,190
12/00            18,521         30,559          21,299            13,995
12/01            20,416         27,057          20,311            14,235
12/02            19,193         21,229          17,990            13,966
12/03            25,208         27,823          21,598            17,328


                Greenspring Fund's Average Annual Total Returns

                 1 Year       3 Years      5 Years    10 Years
                 ------       -------      -------    --------
                 31.34%        10.82%       10.07%      9.69%


Past performance does not guarantee future results. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, will be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      6

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2003

COMMON STOCKS (34.61%)

    Shares                                                       Value
    ------                                                       -----

               Banks - Regional (2.78%)

     6,100     Columbia Bancorp                               $   194,895
    10,000     Provident Bankshares Corporation                   294,400
    14,888     Southern Financial Bancorp, Inc.                   641,226
    14,476     SunTrust Banks, Inc.                             1,035,034
    33,900     Yardville National Bancorp                         872,586
                                                              -----------
                                                                3,038,141
                                                              -----------

               Business and Professional Services (2.36%)

   110,450    *FTI Consulting, Inc.                             2,581,217
                                                              -----------
                                                                2,581,217
                                                              -----------

               Computer Storage Devices (1.77%)

    55,000     Imation Corporation                              1,933,250
                                                              -----------
                                                                1,933,250
                                                              -----------

               Construction Services (2.90%)

    44,700    *Emcor Group, Inc.                                1,962,330
    73,500    *Insituform Technologies                          1,212,750
                                                              -----------
                                                                3,175,080
                                                              -----------

               Diversifed Natural Gas (0.84%)

    42,000     NiSource, Inc.                                     921,480
                                                              -----------
                                                                  921,480
                                                              -----------

               Electrical Equipment (0.52%)

     8,700     Emerson Electric Co.                               563,325
                                                              -----------
                                                                  563,325
                                                              -----------

               Engineering Services (1.43%)

   151,525    *Michael Baker Corporation                        1,568,284
                                                              -----------
                                                                1,568,284
                                                              -----------

                                      7

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2003

COMMON STOCKS (CON'T)

    Shares                                                       Value
    ------                                                       -----

               Financial Services (0.76%)

    23,000     CIT Group, Inc.                                $   826,850
                                                              -----------
                                                                  826,850
                                                              -----------

               Healthcare (1.92%)

   165,600    *Nabi Biopharmaceuticals                          2,104,776
                                                              -----------
                                                                2,104,776
                                                              -----------

               Insurance (4.76%)

    17,500     ALFA Corp.                                         225,050
    34,450     PartnerRe, Ltd.                                  1,999,822
   120,000    *United National Group Ltd.                       2,120,400
    24,700     W.R. Berkley Corporation                           863,265
                                                              -----------
                                                                5,208,537
                                                              -----------

               Insurance - Brokerage (1.89%)

    12,000     Hilb Rogal and Hobbs Co.                           384,840
   128,800    *USI Holdings Corp.                               1,680,840
                                                              -----------
                                                                2,065,680
                                                              -----------

               Manufacturing (0.86%)

    18,000     Middleby Corporation                               728,460
    13,600     Tredegar Corporation                               211,208
                                                              -----------
                                                                  939,668
                                                              -----------

               Multi-Industry (1.13%)

    38,400    *Griffon Corporation                                777,984
    10,000     Pentair, Inc.                                      457,000
                                                              -----------
                                                                1,234,984
                                                              -----------

                                     8

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2003

COMMON STOCKS (CON'T)

     Shares                                                      Value
     ------                                                      -----

               Oil and Gas Exploration/Production (0.67%)

      3,900    Burlington Resources, Inc.                     $   215,982
     11,140    EOG Resources, Inc.                                514,334
                                                              -----------
                                                                  730,316
                                                              -----------

               Real Estate (0.96%)

     28,600    Gladstone Commercial Corporation                   481,910
      9,300   *First Potomac Realty Trust                         174,282
      6,353  *!Nomas Corp.                                            635
     27,500    Urstadt Biddle Properties, Inc. Class A            389,125
                                                              -----------
                                                                1,045,952
                                                              -----------

               Savings Institutions (1.10%)

     30,000    Washington Mutual, Inc.                          1,203,600
                                                              -----------
                                                                1,203,600
                                                              -----------

               Solid Waste Services (1.14%)

    108,500    Waste Industries USA                             1,247,750
                                                              -----------
                                                                1,247,750
                                                              -----------

               Transportation (4.84%)

     28,200   *SCS Transportation, Inc.                           495,756
    163,500   *Wabash National Corp.                            4,790,550
                                                              -----------
                                                                5,286,306
                                                              -----------

               Utilities - Electric (1.98%)

     49,500    PPL Corporation                                  2,165,625
                                                              -----------
                                                                2,165,625
                                                              -----------

               Total Common Stocks (Cost $26,942,172)          37,840,821
                                                              ===========

                                      9

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2003

INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.54%)

    Shares                                                       Value
    ------                                                       -----

    57,400     John Hancock Bank & Thrift Opportunity Fund    $   592,942
                                                              -----------

               Total Investment in Registered Investment
                Company (Cost $412,008)                           592,942
                                                              ===========


PREFERRED STOCKS (2.64%)

               Convertible Preferred Stock (1.87%)

     45,400    Calpine Capital Trust III 5.00%                  2,045,860
                                                              -----------
                                                                2,045,860
                                                              -----------

               Preferred Stock (0.77%)

     32,515    Realty Income Corporation 9.375% Pfd.              836,611
                                                              -----------
                                                                  836,611
                                                              -----------

               Total Preferred Stocks  (Cost $2,236,027)        2,882,471
                                                              ===========
















                                      10

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2003

CONVERTIBLE BONDS (44.96%)

  Principal
   Amount                                                        Value
   ------                                                        -----

$ 2,935,000    Amdocs Limited, 2%, 6/1/08                     $ 2,934,084
  1,850,000    Anadigics, Inc., 5%, 11/15/06                    1,813,000
 11,568,000    Anixter International, Inc., 0%, 6/28/20         3,943,971
  1,595,000    Atmel Corp., 0%, 5/23/21                           685,850
  4,297,000    BISYS Group, Inc., 4%, 3/15/06                   4,256,716
  2,000,000    Calpine Corporation, 4%, 12/26/06                1,960,000
  2,733,000    Ciena Corporation, 3.75%, 2/1/08                 2,510,944
    916,000    Corning Incorporated, 0%, 11/8/15                  704,175
  3,310,000    CuraGen Corporation, 6%, 2/2/07                  2,919,006
  4,210,000    E*Trade Financial Corp., 6%, 2/1/07              4,312,619
  1,850,000    Human Genome Sciences, 5%, 2/1/07                1,766,750
  1,578,000    Mercury Interactive Corp., 4.75%, 7/1/07         1,594,766
  2,000,000    PMC-Sierra, Inc., 3.75%, 8/15/06                 2,008,126
  3,945,000    Quanta Services, 4%, 7/1/07                      3,624,469
  5,941,000    RF Micro Devices, 3.75%, 8/15/05                 5,944,713
  6,000,000    Sanmina Corporation, 0%, 9/12/20                 3,097,500
  1,390,000    Sepracor, Inc., 5%, 2/15/07                      1,337,875
  1,785,000    Vishay Intertechnology, 0%, 6/4/21               1,093,313
  2,827,000    Wind River Systems, Inc., 3.75%, 12/15/06        2,653,846
                                                              -----------

               Total Convertible Bonds (Cost $47,128,280)      49,161,723
                                                              ===========


SHORT-TERM INVESTMENTS (20.53%)

               Commercial Paper (15.82%)

  5,300,000    American Express, 1.00%, 1/8/04                  5,300,000
  4,500,000    Ford Motor Capital Corp., 1.46%, 1/13/04         4,500,000
  5,000,000    General Electric Capital Corp., 1.05%, 1/6/04    5,000,000
  2,500,000    General Motors Acceptance Corp., 1.15%, 1/6/04   2,500,000
                                                              -----------
                                                               17,300,000
                                                              -----------








                                       11

                          GREENSPRING FUND, INCORPORATED
                             PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2003


SHORT-TERM INVESTMENTS (CON'T)

    Shares                                                       Value
    ------                                                       -----

               Other Short-Term Investments (4.71%)

 5,155,770     Temporary Investment Fund, Inc.                $ 5,155,770
                                                              -----------
                                                                5,155,770
                                                              -----------

               Total Short-Term Investments
                (Cost $22,455,770)                             22,455,770
                                                              ===========

               Total Investments (103.28%) (Cost $99,174,257) 112,933,727

               Other Assets less Liabilities ((3.28%))         (3,590,722)
                                                             ------------

               Total Net Assets (100%)                       $109,343,005
                                                             ============

* Non-income producing securities
! Illiquid, valued by the Board of Directors






















                                      12

                        GREENSPRING FUND, INCORPORATED
                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003


ASSETS
  Investments, at market value (Cost $99,174,257)            $112,933,727
  Interest receivable                                             524,965
  Receivable for Fund shares                                      502,495
  Dividends receivable                                             27,300
  Other assets                                                      8,794
                                                             ------------
                                                              113,997,281
                                                             ------------

LIABILITIES
  Payable for securities purchased                              4,489,234
  Accrued expenses                                                 73,082
  Due to investment adviser                                        70,211
  Payable for Fund shares                                          21,749
                                                             ------------
                                                                4,654,276
                                                             ------------

NET ASSETS
  Capital stock, $.01 par value, authorized 60,000,000
  shares issued and outstanding, 5,477,535                   $109,343,005
                                                             ============

NET ASSETS CONSIST OF:
  Capital stock at par value                                       54,775
  Paid in capital                                              95,115,153
  Overdistributed net investment income                          (180,524)
  Undistributed net realized gains                                594,131
  Unrealized appreciation of investments                       13,759,470
                                                             ------------
                                                             $109,343,005
                                                             ============

NET ASSET VALUE PER SHARE                                    $      19.96
                                                             ============





   The accompanying notes are an integral part of these financial statements.

                                      13

                        GREENSPRING FUND, INCORPORATED
                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2003


NET INVESTMENT INCOME

Income
  Interest                                                   $  2,961,176
  Dividend                                                        394,999
                                                             ------------
   Total Income                                                 3,356,175
                                                             ------------

Expenses
  Investment advisory fees                                        549,376
  Transfer agent fees                                              69,213
  Administrative fees                                              59,299
  Professional fees                                                51,236
  Miscellaneous fees                                               33,217
  Registration fees                                                29,440
  Custody fees                                                     16,676
  Reports to shareholders                                          15,124
  Directors fees                                                    9,900
                                                              -----------
   Total Expenses                                                 833,481
                                                              -----------

   Net Investment Income                                        2,522,694
                                                              -----------

REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS

 Net realized gain on investments                               8,198,186
 Net change in unrealized appreciation/depreciation of
       investments                                              9,884,421
                                                              -----------
                                                               18,082,607
                                                              -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                    $20,605,301
                                                              ===========










   The accompanying notes are an integral part of these financial statements.

                                      14

                        GREENSPRING FUND, INCORPORATED
                      STATEMENTS OF CHANGES IN NET ASSETS


                                              Year Ended        Year Ended
                                              December 31,      December 31,
                                                  2003              2002
                                                  ----              ----

OPERATIONS:
 Net investment income                        $  2,522,694      $  2,731,556
 Net realized gain/loss from investments         8,198,186        (4,414,435)
 Net change in unrealized appreciation/
  depreciation of investments                    9,884,421        (1,771,053)
                                              ------------       -----------
                                                20,605,301        (3,453,932)
                                              ------------       -----------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                          (2,903,784)       (2,898,962)
 Net realized gain on investments                    -                 -
                                              ------------       -----------
                                                (2,903,784)       (2,898,962)
                                              ------------       -----------

CAPITAL STOCK TRANSACTIONS:
 Sale of 3,135,756 and 581,596 shares           56,144,899        10,145,905
 Distributions reinvested of 142,432 and
    178,092 shares                               2,665,219         2,730,294
 Redemption of 1,065,597 and 352,507
    shares*                                    (18,421,198)       (5,962,976)
                                              ------------       -----------
                                                40,388,920         6,913,223
                                              ------------       -----------

TOTAL INCREASE IN NET ASSETS                    58,090,437           560,329

NET ASSETS AT BEGINNING OF
 PERIOD                                         51,252,568        50,692,239
                                              ------------       -----------

NET ASSETS AT END OF PERIOD**                 $109,343,005       $51,252,568
                                              ============       ===========

 *Net of redemption fees of $10,788 and $12,934 in 2003 and 2002, respectively.
**Includes (over)/under distributed net investment income of $180,524 and $54,488 in 2003 and 2002, respectively.

    The accompanying notes are an integral part of these financial statements.

                                      15

                        GREENSPRING FUND, INCORPORATED
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003


Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management (the "Adviser") to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value.

The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.


                                      16

                        GREENSPRING FUND, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                        DECEMBER 31, 2003


Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption fees - The Fund is intended for long-term investors. "Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less.
The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or distributions, or shares redeemed pursuant to a systematic withdrawal plan.

Risk of loss arising from indemnifactions - In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                       17

                         GREENSPRING FUND, INCORPORATED
	              NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                           DECEMBER 31, 2003


Note 2 - Dividends and Distributions

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 23, 2003, the Board of Directors declared an income dividend of $.30 per share payable on July 24, 2003 to shareholders of record on July 22, 2003. Additionally, on December 17, 2003, the Board of Directors declared an income dividend of $.31 per share payable on December 18, 2003 to shareholders of record on December 16, 2003.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 2003, purchases and sales of investments, other than short-term investments, aggregated $91,446,443 and $67,332,539, respectively.

Note 4 - Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions on a tax basis differ from those reflected in the accompanying financial statements. For tax purposes, net assets at December 31, 2003 consist of:

                                          18

                            GREENSPRING FUND, INCORPORATED
	                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  DECEMBER 31, 2003


Note 4 - Federal Income Taxes (Con't)

Unrealized appreciation                                      $ 13,766,281
Unrealized depreciation                                          (385,523)
                                                             ------------
   Net unrealized appreciation                                 13,380,758
   Undistributed ordinary income                                  198,188
   Undistributed long-term capital gains                          594,131
   Paid-in capital and capital stock                           95,169,928
                                                             ------------
   Net assets                                                $109,343,005
                                                             ============

For tax purposes, distributions from the Fund during the year ended December 31, 2003 were classified as follows:

Ordinary income                                               $ 2,903,784
Long-term capital gains                                                 0
Return of capital                                                       0
                                                              -----------
Total distributions                                           $ 2,903,784
                                                              ===========

Tax cost basis of securities:                                 $99,552,969
                                                              ===========

As of December 31, 2003, the Fund utilized its capital loss carryforwards of $7,229,797 for federal tax purposes against net taxable realized gains.

For taxable non-corporate shareholders, the distributed income representing qualified dividend income subject to the 15% rate category as of December 31, 2003 is 11.75%.

Note 5 - Transactions with Related Parties

Corbyn Investment Management serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 2003, investment advisory fees payable amounted to $64,283.

Corbyn also serves as the Fund's administrator. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 2003, administrative fees payable amounted to $5,928.

As of December 31, 2003, investors for whom Corbyn Investment Management was investment adviser held 576,736 shares of the Fund's common stock.

                                       19

                         GREENSPRING FUND, INCORPORATED
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)






                                         12/31/03    12/31/02   12/31/01  12/31/00  12/31/99
                                         -------     --------   --------  --------  --------
Net Asset Value,
 Beginning of Period                      $15.70      $17.74     $16.98    $15.41    $16.10
                                          ------      ------     ------    ------    ------
Income From Investment Operations
Net Investment Income                       0.53        0.88       0.93      0.85      1.16
Net Realized and Unrealized
 Gain/(Loss) on Investments                 4.34       (1.98)      0.79      1.51     (0.73)
                                          ------      -------    ------    ------    -------
Total From Investment Operations            4.87       (1.10)      1.72      2.36      0.43
                                          ------      -------    ------    ------    -------
Less Distributions
Net Investment Income                     ( 0.61)      (0.94)     (0.96)    (0.79)    (1.12)
Net Realized Gain on Investments          (  -  )      ( -  )     ( -  )    (  - )    (  - )
                                          -------     -------    -------    ------    ------
Total Distributions			      ( 0.61)      (0.94)     (0.96)    (0.79)    (1.12)
                                          -------     -------    -------    ------    ------
Net Asset Value,
 End of Period                             $19.96      $15.70     $17.74   $16.98    $15.41
                                           ======      =======    ======   ======    ======
Total Return                               31.34%      (5.99%)    10.23%    15.64%     2.64%
                                           ======      =======    ======   ======    ======
Ratios/Supplemental Data
------------------------
Net Assets,
 End of Period (000's)                     $109,343    $51,253   $50,692   $46,717   $60,813
                                           ========    =======   =======   =======   =======
Ratio of Expenses to
 Average Net Assets                         1.14%        1.19%     1.19%     1.24%     1.08%
                                           =======     =======   =======   =======   =======
Ratio of Net Investment
 Income to Average Net Assets               3.44%        5.33%     5.04%     4.83%     6.10%
                                           =======     =======   =======   =======   =======
Portfolio Turnover                         102.43%      78.58%    89.41%   100.78%    91.27%
                                           =======     =======   =======   =======   =======


                                  20

                     Report of Independent Auditors


To the Board of Directors and Shareholders of Greenspring Fund, Incorporated

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated (the "Fund"), at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2004











                                       21


               Basic Information About Fund Directors and Officers

The Board of Directors supervises the management of the Fund. The following list summarizes information on the Directors and Officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093.


                               Position Held              Term of Office and             Principal Occupation(s)         Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years     Directorships
---------------------          -------------             ---------------------         --------------------------     -------------

                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                           Term of Officer
                                                           ---------------
                                                               One year


Interested Directors
and Officers
------------
Charles vK. Carlson         President                 From March 1993 to present.      President and Director of          None
Date of Birth 11/30/59      Chairman of the Board     From January 1994 to present.    the Fund's Adviser.
                            Chief Executive Officer   From February 1994 to present.

William E. Carlson          Director                  From February 1994 to present.   President of Shapiro               None
Date of Birth 7/23/57                                                                  Sher Guinot & Sandler
                                                                                       (a law firm) from
                                                                                       February 1999 to
                                                                                       present. Partner
                                                                                       of Shapiro Sher Guinot
                                                                                       & Sandler from February
                                                                                       1990 to present.

Michael J. Fusting           Sr. Vice President       From May 1998 to present.        Managing Director of the           None
Date of Birth 1/12/61        Chief Financial Officer  From February 1994 to present.   Fund's Adviser.
                             Director                 From March 1992 to present.

Michael T. Godack            Sr. Vice President       From March 1991 to present.      Managing Director of the           None
Date of Birth 1/24/54        Chief Compliance Officer From May 1998 to present.        Fund's Adviser.
                             Director                 From October 1982 to present.

Richard Hynson, Jr.          Director                 From March 1985 to present.      Sr. Vice President and             None
Date of Birth 2/16/44                                                                  Managing Director of the
                                                                                       Fund's Adviser.


                                           22
                               Position Held              Term of Office and             Principal Occupation(s)        Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years    Directorships
---------------------          -------------             ---------------------         --------------------------    -------------
                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                            Term of Officer
                                                            ---------------
                                                                One year


Disinterested Directors
-----------------------
David T. Fu                    Director                  From May 1990 to present.     Managing Director of               None
Date of Birth 6/2/56                                                                   Galway Partners L.L.C.
                                                                                       (a merchant bank) from
                                                                                       May 2001 to present.
                                                                                       President of Telecom
                                                                                       Practice (provides
                                                                                       information technology
                                                                                       services to the
                                                                                       telecommunications
                                                                                       industry and is a
                                                                                       subsidiary of Iconixx
                                                                                       Corp.) from November
                                                                                       2000 to May 2001.  Vice
                                                                                       President of Business
                                                                                       Development of Iconixx
                                                                                       Corp. (a web strategy,
                                                                                       design and development
                                                                                       firm)(formerly known as
                                                                                       Empyrean Group, a
                                                                                       consolidator of
                                                                                       information technology
                                                                                       service companies) from
                                                                                       November 1998 to
                                                                                       November 2000.
                                                                                       Managing Director of
                                                                                       Galway Partners L.L.C.
                                                                                       from January 1995 to
                                                                                       October 1998.

Sean T. Furlong                Director                  From March 2003 to present.   Director of Finance and
Date of Birth 11/2/65                                                                  Administration at the
                                                                                       Gilman School from June
                                                                                       2003 to present.  Director
                                                                                       of Strategic Planning of
                                                                                       Newell-Rubbermaid
                                                                                       (marketer of consumer products)
                                                                                       from August 2002 to May 2003.
                                                                                       Division Controller of Cisco
                                                                                       Systems (networking for the
                                                                                       Internet) from August 2000
                                                                                       to August 2002.
                                         23
                                Position Held          Term of Office and             Principal Occupation(s)           Other
Name, Address and Age           with the Fund         Length of Time Served          During the Past Five Years     Directorships
---------------------           -------------         ---------------------          --------------------------     -------------
                                                         Term of Director
                                                         ----------------
                                                         Until next Annual
                                                         Meeting of
                                                         Stockholders and
                                                         thereafter until a
                                                         successor is elected.

                                                          Term of Officer
                                                          ---------------
                                                              One year


Disinterested Directors
-----------------------
Sean T. Furlong (con't)                                                                   Various Controllers
                                                                                          positions of Black and
                                                                                          Decker Corporation
                                                                                          (global manufacturer)
                                                                                          from December 1997 to
                                                                                          July 2000.

Michael P. O'Boyle               Director                  From July 2000 to present.     Chief Financial Officer         None
Age 46                                                                                    of The Cleveland Clinic
                                                                                          Foundation (provides
                                                                                          patient care within a
                                                                                          setting of education and
                                                                                          research) from October
                                                                                          2001 to present.
                                                                                          Executive Vice President
                                                                                          and Chief Financial
                                                                                          Officer of MedStar
                                                                                          Health (a non-profit,
                                                                                          community-based health
                                                                                          care organization serving
                                                                                          the Baltimore-
                                                                                          Washington region) from
                                                                                          April 1999 to October
                                                                                          2001.  Sr. Vice President
                                                                                          of Business and System
                                                                                          Development of MedStar
                                                                                          Health from July 1998 to
                                                                                          April 1999. Chief
                                                                                          Financial Officer of
                                                                                          Medlantic Healthcare
                                                                                          Group from September
                                                                                          1991 to July 1998.

Officers
--------
Elizabeth Agresta Swam           Secretary and Treasurer   From May 1998 to present.      Administrator of the             None
Age 35                                                                                    Fund from April 1991 to
                                                                                          present.

                                       24



                            GREENSPRING FUND, INCORPORATED
                             PERFORMANCE SINCE INCEPTION

                                        (CHART)

                                 7/1/83        $10,000
                               12/31/83         11,223
                               12/31/84         12,692
                               12/31/85         15,238
                               12/31/86         17,668
                               12/31/87         19,304
                               12/31/88         22,389
                               12/31/89         24,762
                               12/31/90         23,149
                               12/31/91         27,626
                               12/31/92         32,190
                               12/31/93         36,906
                               12/31/94         37,952
                               12/31/95         45,082
                               12/31/96         55,291
                               12/31/97         68,532
                               12/31/98         57,585
                               12/31/99         59,108
                               12/31/00         68,354
                               12/31/01         75,345
                               12/31/02         70,835
                               12/31/03         93,036

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended December 31, 2003 were 31.34%, 10.82%, 10.07% and 9.69%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.



                                         25















                           (This page intentionally left blank)












                                            26



                             Greenspring Fund, Incorporated
                             2330 West Joppa Road, Suite 110
                                  Lutherville, MD 21093
                                      (410) 823-5353
                                      (800) 366-3863
                                 www.greenspringfund.com

                 Shareholders can obtain information on the Fund's proxy
                               voting procedures by contacting the
                                    Fund at (800) 366-3863.


                                        DIRECTORS
                             Charles vK. Carlson, Chairman
                                   William E. Carlson
                                       David T. Fu
                                     Sean T. Furlong
                                   Michael J. Fusting
                                   Michael T. Godack
                                   Richard Hynson, Jr.
                                   Michael P. O'Boyle

                                        OFFICERS
                                   Charles vK. Carlson
                         President and Chief Executive Officer

                                    Michael T. Godack
                                 Sr. Vice President and
                                Chief Compliance Officer

                                    Michael J. Fusting
                                  Sr. Vice President and
                                 Chief Financial Officer

                                  Elizabeth Agresta Swam
                                  Secretary and Treasurer

                                    INVESTMENT ADVISER
                             Corbyn Investment Management, Inc.
                              2330 West Joppa Road, Suite 108
                                Lutherville, MD 21093-7207

                                      TRANSFER AGENT
                                         PFPC Inc.
                                       760 Moore Rd.
                                 King of Prussia, PA 19406
                                      (800) 576-7498

                                       ADMINISTRATOR
                             Corbyn Investment Management, Inc.
                              2330 West Joppa Road, Suite 108
                                Lutherville, MD 21093-7207

                                         CUSTODIAN
                                     PFPC Trust Company
                                     8800 Tinicum Blvd.
                                    Third Floor, Suite 200
                                    Philadelphia, PA 19153

                                     INDEPENDENT AUDITORS
                                  PricewaterhouseCoopers LLP
                                      250 W. Pratt Street
                                   Baltimore, MD 21201-2304

                                        LEGAL COUNSEL
                                 Kirkpatrick & Lockhart LLP
                               1800 Massachusetts Avenue, N.W.
                                  Washington, DC 20036-1800


Item 2.  Code of Ethics.

At December 31, 2003, the Fund did not have a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. At its meeting held on January 29, 2004, the Board of Directors adopted a Code of Ethics. This Code of Ethics is attached as an exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Directors has designated Sean T. Furlong, an independent director, as the Fund's audit committee financial expert, and has determined that it has two audit committee financial experts serving on its audit committee, each of whom is an independent director: Sean T. Furlong and Michael P. O'Boyle. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements were $18,500 and $18,000 for 2003 and 2002, respectively.

(b) Not applicable.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,500 and $4,000 for 2003 and 2003, respectively. These services are in connection with income and excise tax returns for the Fund.

(d) Not applicable.

(e)(1) Pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the Fund or its adviser to render audit or non-audit services, the engagement is approved by the Fund's audit committee.

   (2)  Not applicable.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Reserved

Item 9.  Controls and Procedures.

(a) The Fund's principal executive and principal financial officers have evaluated the Fund's disclosure controls and procedures within 90 days of this filing and have concluded that the Fund's disclosure controls and procedures were effective, as of this date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) The Fund's principal exective and principal financial officers are aware of no changes in the Fund's internal control over finanical reporting that occurred during the Fund's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1) Code of Ethics

(a)(2) A separate certification for each principal executive and principal financial officer of the Fund as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

                            Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Greenspring Fund, Incorporated

By: /s/Charles vK. Carlson
    ----------------------------
    Charles vK. Carlson
    Principal Executive Officer
    February 23, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

Greenspring Fund, Incorporated

By: /s/Charles vK. Carlson
    ----------------------------
    Charles vK. Carlson
    Principal Executive Officer
    February 23, 2004

By: /s/ Michael J. Fusting
    ----------------------------
    Michael J. Fusting
    Chief Financial Officer
    February 23, 2004